<pre>
EXHIBIT 10.6

                2007 AMENDMENT TO EMPLOYMENT AGREEMENT OF ROBERT A. SPIGNO
                           AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS AMENDMENT AGREEMENT is made and entered into effective the 1st day of April 2007 by and between ConectiSys, Inc., a Colorado corporation ("CONECTISYS"), ("Employer"), and Robert A. Spigno ("Employee").

        The following amendments to the language of the paragraphs as noted herein are hereby amended to the initial signing of the Employment Agreement, dated October 2, 1995 and all amendments thereafter, as follows: This amendment is effective April 1, 2007:

        1. Employment and term. Employer hereby employs Employee and Employee hereby accepts employment from Employer to perform the duties set forth for a term of one year beginning on April 1, 2007 until April 1, 2008.

        All other terms and conditions shall remain in effect for the duration of the agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Employee: /s/ Robert A. Spigno
          --------------------
          Robert A. Spigno

Employee: /s/ Rodney W. Lighthipe
          -----------------------
          Rodney W. Lighthipe
          ConectiSys Corp.